As filed with the Securities and Exchange Commission on March 30, 1999

                                                              File No. 333-61761
                                                              File No. 811-08963

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
            Pre-Effective Amendment No.                                 [ ]

            Post-Effective Amendment No. 1                              [X]


   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

            Amendment No. 3                                             [X]


                      TIAA-CREF Life Separate Account VA-1
                           (Exact Name of Registrant)

                        TIAA-CREF Life Insurance Company
                               (Name of Depositor)

                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
    (Address and Telephone Number of Depositor's Principal Executive Offices)

                             Peter C. Clapman, Esq.
                        TIAA-CREF Life Insurance Company
                                730 Third Avenue
                            New York, New York 10017
               (Name and Address of Agent for Service of Process)

                                    Copy to:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement.

                      Title of Securities Being Registered:
                 Individual, Deferred Variable Annuity Contracts


   It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on April 1, 1999 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485

   If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 Cover To Come

Prospectus
Personal Annuity Select

Individual Deferred Variable Annuity Contract

Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

April 1, 1999

This prospectus describes information you should know before investing in the Personal Annuity Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Read it carefully before investing, and keep it for future reference.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract is available to you is subject to approval by regulatory authorities in your state.

Contractowners may allocate premiums either to the separate account, which currently has one investment account invested in the Stock Index Fund of the TIAA-CREF Life Funds, or to a TIAA-CREF Life fixed account, or both.


As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the investment account, the Stock Index Fund, performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the Stock Index Fund, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated April 1, 1999. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800 842-2733, extension 5509. The SAI is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.


This prospectus must be accompanied or preceded by a current prospectus or profile for the TIAA-CREF life funds.


Although we have registered these securities with the Securities and Exchange Commission, the SEC has not judged them for investment merit and does not guarantee that the information in this prospectus is accurate or adequate. Anyone who suggests otherwise is committing a federal crime.


An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Table of contents

3   Definitions
5   Summary
9   TIAA-CREF Life Insurance Company and TIAA
9   The separate account
10  TIAA-CREF Life Funds--the Stock Index Fund
12 Adding and closing accounts or substituting investment portfolios 12 The contract--the accumulation period
16  Charges
18  The contract--the annuity period
20  Death benefits
22  Timing of payments
22  Federal income taxes
25  Condensed financial information;
         Performance information
26  General matters
28  Distribution of the contracts
28  Legal proceedings


This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn't rely it.

Definitions

Throughout the prospectus, "TIAA-CREF Life," "we," and "our" refer to TIAA-CREF Life Insurance Company. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.


1940 Act.

The Investment Company Act of 1940, as amended.


Accumulation.

The total value of your accumulation units.


Accumulation Period.

The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.


Accumulation Unit.

A share of participation in the separate account.


Annuitant.

The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.


Annuity Partner.

The natural person whose life is used in determining the annuity payments to be received under a survivor income option if the annuitant dies. The annuity partner is also known as the second annuitant.


Beneficiary.

Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for both of these two situations.


Business Day.

Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.


Calendar Day.

Any day of the year. Calendar days end at the same time as business days.


Contract.

The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.


Contractowner.

The person (or persons) who controls all the rights and benefits under a contract.

Fixed Account.

The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in TIAA-CREF Life's general account.


General Account.

All of TIAA-CREF Life's assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.


Income Option.

Any of the ways you can receive annuity income, which must be from the fixed account.


Internal Revenue Code (IRC).

The Internal Revenue Code of 1986, as amended.


Premium.

Any amount you invest in the contract.


Separate Account.

TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life's other assets.


Survivor Income Option.

An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.


TIAA.

Teachers Insurance and Annuity Association of America, TIAA-CREF Life's parent company.


TIAA-CREF Life.

TIAA-CREF Life Insurance Company.


Valuation Day.

Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

Summary

Read this summary together with the detailed information you'll find in the rest of the prospectus.


What is the Personal Annuity Select variable annuity contract?

The contract is an individual, flexible premium (you can contribute varying amounts) deferred annuity, whose variable component is funded by the TIAA-CREF Life Separate Account VA-1, a separate investment account of TIAA-CREF Life. The contract accepts only after-tax dollars (i.e., your contributions can't be excluded from your gross income for tax purposes). It is available to you subject to applicable state regulatory approval.

Currently, the separate account has only one investment account, which invests in shares of the Stock Index Fund of the TIAA-CREF Life Funds. The value of accumulation units credited to your contract and the amount of the variable annuity payments depend on the investment experience of the Stock Index Fund. TIAA-CREF Life does not guarantee the investment performance of the separate account. Thus, you bear the full investment risk for all amounts contributed to the separate account.

Like earnings from other annuity products, earnings on your accumulations in the separate account aren't taxed until withdrawn or paid as annuity income.

What expenses must I currently pay under the contract?

Here's a summary of the direct and indirect expenses under the contract.

Contractowner Transaction Expenses
Sales load imposed on purchases (as a percentage of premiums)             None
---------------------------------------------------------------------------------
Deferred sales load (as a percentage of premiums or
amount surrendered, as applicable)                                        None
---------------------------------------------------------------------------------
Premium taxes                                                        See below(1)
---------------------------------------------------------------------------------
Surrender fees (as a percentage of amount surrendered)                    None
---------------------------------------------------------------------------------
Exchange fee                                                              None
---------------------------------------------------------------------------------
Annual Contract Expenses                                                  None
---------------------------------------------------------------------------------
Separate Account Annual Expenses
(as a percentage of average account value)
Mortality and expense risk charge (current)(2)                            0.10%
---------------------------------------------------------------------------------
Administrative expense charge (current)(2)                                0.20%
---------------------------------------------------------------------------------
Total separate account annual charges (after fee waiver)(2)               0.30%
---------------------------------------------------------------------------------
Fund Annual Expenses (as a percentage of fund average net assets)
TIAA-CREF Life Funds- Stock Index Fund
Management fee (investment advisory) (after fee waiver) (3)               0.07%
---------------------------------------------------------------------------------
Other expenses                                                            None
---------------------------------------------------------------------------------
Total fund annual expenses (after fee waiver)(3)                          0.07%
---------------------------------------------------------------------------------
Total Annual Expenses(2)(3)(4)                                            0.37%
---------------------------------------------------------------------------------


(1) Several states assess premium taxes on premiums paid under the contract. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment. In the remaining states that assess premium taxes, a deduction will be made only upon annuitization, death of the owner, or surrender. See "Other Charges and Expenses," page 17.

(2) Although the total separate account charges stated under the contract are 1.20% per year, TIAA-CREF Life has waived these charges to 0.30%. TIAA-CREF Life will provide at least three months' notice before it raises these charges.
(3) Although Teachers Advisors, Inc. (Advisors), the Stock Index Fund's investment adviser, is entitled to an annual fee of 0.30% of the fund's average daily net assets, it has voluntarily agreed to waive a portion of its fee. If Teachers Advisors imposed the full amount of its fee, total annual expenses payable under the contract would be 0.60%, assuming continued waiver of separate account charges.
(4) If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk and investment advisory charges, total annual expenses would be 1.50%.

We will provide at least three months' notice before we raise any of these charges.

The next table gives an example of the expenses you'd incur on a hypothetical investment of $1,000 in the Stock Index Fund investment account offered under your contract over several periods. The table assumes a 5% annual return on assets and that the current fee waivers are in place.


Annual expense deductions from net assets             1 Year   3 Years
----------------------------------------------------------------------
If you withdraw your entire accumulation at
the end of the applicable time period:                  $4      $12
----------------------------------------------------------------------
If you annuitize at the end of the applicable
time period:                                            $4      $12
----------------------------------------------------------------------
If you do not withdraw your entire accumulation:        $4      $12
----------------------------------------------------------------------

These tables are to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "Charges," page 16.


How do I purchase a contract?

To purchase a contract, you must complete an application and make an initial payment of at least $250, or $25 under an automatic investment plan using Electronic Funds Transfer (EFT). Additional contributions must be at least $25. For details, see "Purchasing a Contract and Remitting Premiums," page 12.


Can I cancel my contract?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the "free look" period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we'll refund the accumulation value calculated on the date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within 7 days after we get written notice of cancellation and the return contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. For details, see "Purchasing a Contract and Remitting Premiums," page 12.


Can I transfer or make cash withdrawals from the contract?

Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

You may have to pay a tax penalty if you want to make a cash withdrawal before age 59 1/2. For more, see "Income Options," page 19, and "Federal Income Taxes," page 22.


What are my options for receiving annuity payments under the contract?

All annuity payments are currently paid out of the fixed account. The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as you live or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income to you as long as you live, then continue at either the same or a reduced level for the life of your annuity partner or until the end of a specified guaranteed period, which is greater. For details, see "The Contract--The Annuity Period," page 18.


What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit, paid out of the fixed account. The amount of the death benefit will be the greater of the amounts you've accumulated in your accounts or the total premiums paid under your contract (less any cash withdrawals). For details, see "Death Benefits," page 20.

TIAA-CREF Life Insurance Company and TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of New York State on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life's headquarters are at 730 Third Avenue, New York, New York 10017-3206.


TIAA-CREF Life's parent, TIAA, is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 2.1 million people, form the principal retirement system for the nation's education and research communities and the largest retirement system in the world, based on assets under management. As of December 31, 1998, TIAA's assets were approximately $102 billion; the combined assets for TIAA and CREF totalled approximately $248 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life's guarantees).



The separate account

The separate account was established by TIAA-CREF Life as a separate investment account under New York law on July 27, 1998, by resolution of TIAA-CREF Life's Board of Directors. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act). As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life's other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

Currently the separate account has only one investment account, which invests in shares of the Stock Index Fund (fund) of the TIAA-CREF Life Funds. The fund is described briefly below.


TIAA-CREF Life Funds--the Stock Index Fund


General

TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of a single investment portfolio--the Stock Index Fund--but may add other portfolios in the future.


Stock Index Fund

The investment objective of the Stock Index Fund is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index. The Stock Index Fund attempts to track the U.S. stock market as a whole by investing substantially all of its assets in a sampling of stocks included in the Russell 3000[RegTM] index, an index consisting of the 3,000 largest publicly-traded U.S. corporations. It also uses certain proprietary quantitative scoring and trading techniques to attempt to slightly outperform the index.


Like any portfolio that the TIAA-CREF Life Funds might add in the future, the Stock Index Fund's current portfolio is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation, as in any investment portfolio, can fluctuate and you bear the entire risk.

Fund Prospectus

The investment objective, techniques and restrictions of the TIAA-CREF Life Funds are described fully in its prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, or by calling 800 842-2733, extension 5509. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.


Investment Management

Teachers Advisors, Inc. (Advisors), an indirect wholly-owned subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Personnel of Advisors also manage the Stock Index Account of the TIAA Separate Account VA-1, as well as TIAA-CREF Mutual Funds. They also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.


Voting Rights

The separate account is the legal owner of the shares of the TIAA-CREF Life Funds offered through your contract and as such, has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders, although the fund doesn't plan to hold annual meetings of shareholders. If and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares that are attributable to your contract. Shares as to which no timely instructions are received will be voted by TIAA-CREF Life in the same proportion as the voting instructions which are received with respect to all contracts. TIAA-CREF Life may vote the shares of the fund in its own right in some cases, if it determines that it is legally permitted to do so.

The number of fund shares attributable to each contractowner is determined by dividing the contractowner's interest in the applicable investment account by the net asset value of the fund.

Adding and closing accounts or substituting investment portfolios

We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don't guarantee that the separate account, or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one investment portfolio for another, or combine accounts or investment portfolios. We can also make any changes to the separate account or to the contract required by applicable laws. TIAA-CREF Life can make some changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the Investment Company Act of 1940 as an investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.


The contract--the accumulation period

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. We plan on offering the contract in all fifty states, the District of Columbia and the United States Virgin Islands, although currently the contract will not be available to residents in those states where we are awaiting regulatory approval.


Purchasing a Contract and Remitting Premiums

Initial Premiums. We'll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

       TIAA-CREF
       P.O. Box 71727
       Chicago, IL 60694-1727

Initial premiums must be for at least $250. However, you may establish an automatic investment plan using electronic funds transfers with a minimum investment of $25 by completing an authorization form. (The initial payment must be made by check.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll return your initial premium unless you instruct us otherwise upon being contacted.

Additional Premiums. Subsequent premiums must be for at least $25. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

       TIAA-CREF
       P.O. Box 95919
       Chicago, IL 60694-5919


If you don't have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them. Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months' notice.

Electronic Payment. You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

1. If you are sending in an initial premium, send us your application;

2. Instruct your bank to wire money to:

            Citibank, N.A.
            ABA Number 021000089
            New York, NY
            Account of : TIAA-CREF Life
             Insurance Company
            Account Number: 4068-4865

3. Specify on the wire:
      [ ]   Your name, address and Social
            Security Number(s) or Taxpayer
            Identification Number
      [ ] Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the "free look" period can't exceed $10,000 if you live in any of the following states:


                     "Free Look"
Jurisdiction        Period (days)
---------------------------------
Georgia                  10
Idaho                    20
Louisiana                10
Massachusetts            10
Michigan                 10
Missouri                 10
Nebraska                 10
Nevada                   10
New Jersey               10
North Carolina           10
Oklahoma                 10
Rhode Island             10
South Carolina           31
Texas                    10
Utah                     10
Washington               10
West Virginia            10
---------------------------------


In addition, total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000. Call us for more information.


Accumulation Units

The premiums you allocate to the separate (variable) account purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated to the particular investment account of the separate account by its accumulation unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you've chosen a later date).

The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets (see "Charges," page 16). We calculate the unit value at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account's expense and risk charges.

The Fixed Account

This prospectus provides information mainly about the contract's variable component. Following is a brief description of the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account or in any other TIAA-CREF Life separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act.

Currently, TIAA-CREF Life guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA-CREF Life can credit amounts in the fixed account with interest at a higher rate than 3 percent per year.

For details about the fixed account, see your contract.


Transfers

You can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account, and, if additional investment accounts are added, among the separate account's investment accounts. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below). Currently, we don't charge you for transfers or limit the number of transfers from the separate account. We reserve the right to limit transfers in the future to one every 90 days, provided we give you three months' notice. Transfers from the fixed account to the separate account are limited to once every 180 days. TIAA-CREF Life may defer payment of a transfer from the fixed account for up to six months.


Cash Withdrawals

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.


General Considerations for All Transfers and Cash Withdrawals

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.


To request a transfer, write to TIAA-CREF Life's home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish), or use our Inter/ACT service over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone or over the Internet at any time.


Tax Issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income--i.e., they are not treated as capital gains. Withdrawals before age 591/2 may subject you to early-distribution taxes as well. For details, see "Federal Income Taxes," page 22.


Charges


Separate Account Charges

Charges are deducted each valuation day from the assets of the separate account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. Total separate account charges

(i.e., administrative expense and mortality and expense risk charges) allowable under the contract are 1.20 percent of net assets annually. TIAA-CREF Life has waived a portion of these charges so that current charges total 0.30 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months' notice before any raise. TIAA-CREF Life itself provides the administrative services for the separate account and the contracts and expects that expense charges will remain relatively low.

Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually.

TIAA-CREF Life's mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it's payable.

TIAA-CREF Life's expense risk is the possibility that TIAA-CREF Life's actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowable under the contract isn't enough to cover TIAA-CREF Life's actual costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA-CREF Life. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the variable component of the contract for distribution of the variable component of the contract.


Other Charges and Expenses

Fund Expenses. Certain deductions and expenses of the fund are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custodial, and similar services provided for the fund, as well as brokers' commissions, transfer taxes, and other portfolio fees. The investment management agreement between Advisors and the TIAA-CREF Life Funds sets the investment advisory fee for the Stock Index Fund at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually. For a complete discussion of fund deductions and expenses, read the fund prospectus.

No Deductions from Premiums. The contract provides for no front-end charges.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes at those times. Current state premium taxes, where charged, range from
1.00 percent to 3.50 percent of premium payments.


The contract--the annuity period


The Annuity Period

All annuity payments are paid to the contractowner from the fixed account. (Annuity payments may be available from the separate account in the future.) TIAA-CREF Life fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. The total value of annuity payments made may be more or less than total premiums paid by the contractowner.

Your payments are based on the value of the accumulation in your contract determined at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment resulting from your separate account accumulation is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and any annuity partner, and the annuity purchase rates. Payments are not variable--they won't change based on the investment experience of the separate account. After the end of the accumulation period, your contract will no longer participate in the separate account.

Technically all benefits are payable at TIAA-CREF Life's home office, but, as you instruct, we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it's your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.


Annuity Starting Date

Generally you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you don't, we'll tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant's ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see "Choices and Changes," page 26) . In any case, the annuity starting date cannot be earlier than fourteen months after the date your contract is issued.

For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you've picked. If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you haven't picked an income option or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, in most cases, a ten year guaranteed period. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.


Income Options

You have a number of different annuity options. The current options are:

[ ] One-Life Annuities with or without Guaranteed Period. Pays income as long as you or your annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and you or your annuitant dies before it's over, income payments will continue to your beneficiary until the end of the period. If you don't opt for a guaranteed period, all payments end at your death--so that it's possible for you to receive only one payment if you die less than a month after payments start.

[ ] Fixed-Period Annuities. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

[ ] Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner, or until the end of the specified guaranteed period, whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period--Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner.

We may make variable income options available in the future.


Death benefits

Availability; Choosing Beneficiaries

Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see "Choices and Changes," page 26). For more information on designating beneficiaries, contact TIAA-CREF Life or your legal advisor.


Special Option for Spouses

If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

Payment of Death Benefit

Death benefits are paid out of the fixed account. Your accumulation will continue participating in the investment experience of the separate account until we authorize payment of the death benefit. We will transfer your separate account accumulation to the fixed account as of the date we authorize payment of the death benefit.

To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we'll have the option of paying the entire death benefit to the death benefit beneficiary within five years of death, using the Fixed-Period Annuity method.


Amount of Death Benefit

The amount of the death benefit will equal the greater of:

(1) the amount you have accumulated in the separate and fixed accounts on the day we authorize payment of the death benefit, or

(2) the total premiums paid under your contract minus any cash withdrawals (or any surrender charges on cash withdrawals.

If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we authorize payment of the death benefit.


Methods of Payment of Death Benefits

You can choose in advance the method by which we'll pay death benefits. The level of death benefits received will depend on the method of payment selected. You can block your beneficiaries from changing the method you've chosen or you can leave the choice to them. The method of payment you've chosen can be changed by notifying us in writing, provided death benefits haven't yet started.

TIAA-CREF Life limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. With methods offering periodic payments, benefits are usually monthly, but the death benefit beneficiary can request to receive them quarterly, semiannually, or annually instead. At present, the methods of payment for TIAA-CREF Life death benefits are:

[ ] Single-Sum Payment. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death benefits only as a single sum to any beneficiary that is not a natural person.

[ ] One-Life Annuities with or without Guaranteed Period. Payable monthly for the life of the death benefit beneficiary or through a specified guaranteed period, whichever is longer.

[ ] Fixed-Period Annuities. Payable over two to thirty years, as determined by you or your beneficiary.

The One-Life Annuities are available only if the death benefit beneficiary is a natural person. We reserve the right to require a change in choice if the chosen method results in payments of less than $100.


Timing of payments

Usually we'll make the following kinds of payments from the separate account within seven calendar days after we've received the information we need to process a request:

1. Cash withdrawals;

2. Transfers to the fixed account; and

3. Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.


Federal income taxes

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax advisor.

Taxation of Annuities

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

In General. IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.


The owner of any annuity contract who is not a natural person (such as a corporation or a trust) generally must include in income any increase in the excess of the accumulation over the "investment in the contract" during the taxable year. There are some exceptions to this, and agents of prospective owners that are not natural persons may wish to discuss them with a competent tax advisor.


The following discussion applies generally to contracts owned by a natural person:

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:


(1) on or after you reach 591/2;

(2) after you die (or after the annuitant dies, if the owner isn't an individual);

(3) after you become disabled; or


(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.


Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.


Transfers, Assignments or Exchanges of a Contract

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.


Withholding

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.


Multiple Contracts

In determining gross income, section 72(e) generally treats as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.


Possible Charge for TIAA-CREF Life's Taxes


Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 18), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.


Tax Advice

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.


Condensed financial information;
Performance information


Condensed Financial Information

The separate account has just recently commenced operations. Therefore no condensed financial information is included in the prospectus. The financial statements for TIAA-CREF Life are in the SAI, which is available free upon request.


Performance Information

We may advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

"Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account.

General matters


Choices and Changes

You can choose or change any of the following prior to receiving annuity income: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received.


Telephone and Internet Transactions


You can use our Automated Telephone Service (ATS) or our Inter/ACT system over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and Inter/ACT are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is 800 842-2252. To use Inter/ACT, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone or over the Internet at any time.


Contacting TIAA-CREF Life

We won't consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.


Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please call 800 842-2733, extension 5509, and we will send it to you.

Householding

To cut costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.


Signature Requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.


Errors or Omissions

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.


Year 2000 Issues

Like all financial and business organizations, TIAA-CREF Life, the separate account, the TIAA-CREF Life Funds and their service providers depend on the smooth functioning of computer systems to operate. The separate account's operations, including the servicing of contractowners, could be affected if these computer systems fail or incorrectly process or calculate date-related information on or after January 1, 2000.

We are dedicated to providing uninterrupted, high-quality service before, during, and after the Year 2000. To achieve this goal, we, along with TIAA, have developed and have been actively carrying out an extensive Year 2000 plan to remediate, test and certify our internal computer systems, and to verify, to the extent possible, that our external service providers and the TIAA-CREF Life Funds will be ready for the Year 2000. While we have taken steps we believe reasonably address the Year 2000 problem, we can't guarantee complete success or eliminate the possibility that interaction with outside computer systems could affect our operations. If the systems we rely upon do fail or produce faulty data, there could be delays in properly processing transactions, or we may be unable temporarily to engage in normal business activities. Also, performance could be affected if a systems failure at a company or government entity affects the price of securities the TIAA-CREF Life Funds' Stock Index Fund owns.

Distribution of the contracts

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.


Legal proceedings

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

Table of contents for the
Statement of Additional Information



                                Page in the
                                 Statement
                                of Additional
Item                            Information
---------------------------------------------
Tax Status of the Contract          B-3
Performance Information             B-3
Statements and Reports              B-4
General Matters                     B-4
State Regulation                    B-4
Legal Matters                       B-4
Experts                             B-5
Additional Considerations           B-5
Additional Information              B-5
Financial Statements                B-5

                             Personal Annuity Select
                 Individual Deferred Variable Annuity Contract

                                 Funded Through


                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                                       and

                        TIAA-CREF LIFE INSURANCE COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION

                                  April 1, 1999




This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated April 1, 1999 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at:
TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated into this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                                [TIAA-CREF LOGO]

Table of Contents

Item                                                        Page
----------------------------------------------------------------
Tax Status of the Contract ................................  B-3
Performance Information ...................................  B-3
Statements and Reports ....................................  B-4
General Matters ...........................................  B-4
State Regulation ..........................................  B-4
Legal Matters .............................................  B-4
Experts ...................................................  B-5
Additional Considerations .................................  B-5
Additional Information ....................................  B-5
Financial Statements ......................................  B-5

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification don't provide guidance about when and how investor control of a segregated asset account's investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes. The Treasury Department has also stated that the IRS would issue regulations or rulings clarifying the "extent to which policyholders may direct their investments to particular accounts without being treated as owners of the underlying assets."

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contract-owners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person, but if a contractowner's spouse is the designated beneficiary, such spouse can continue the contract when such contractowner dies.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.


Performance Information

Total Return Information for the Separate Account

Total return quotations for the investment accounts of the separate account may be advertised. Total return quotations will reflect all aspects of the investment account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

           P(1 + T)n = EV

   where:  P = hypothetical initial payment of $1,000
           T = average annual total return
           n = number of years in the period
           EV = ending value of the hypothetical investment at the end of the 1, 5, or 10 year period.


To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the particular investment account of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.



Performance Comparisons

Performance information for the separate account and its investment accounts may be compared, in advertisements, sales literature, and reports to contractowners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to: (1) Russell 1000, 2000, and 3000 indices, (2) the S&P 500, (3) the Dow Jones Industrial Average ("DJIA"), (4) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (5) Money Magazine Fund Watch, (6) Business Week's Mutual Fund Scoreboard, (7) SEI Funds Evaluation Services Equity Fund Report, (8) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(9) Value Line Composite Average (geometric), (10) Wilshire 5000 Equity Index,
(11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) VARDS, and (13) Morningstar, Inc. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the separate account also may be compared to other indices or averages that measure performance of a pertinent group of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.


Illustrating Compounding, Tax Deferral,
and Expense Deductions

We may illustrate in advertisements, sales literature and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

We may also illustrate in advertisements, sales literature and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.


Statements and Reports

You will receive a confirmation statement each time you remit premiums, or make a transfer or cash withdrawal to or from the separate account. The statement will show the date and amount of each transaction. However, if you're using an automatic investment plan, you'll receive a statement confirming those transactions immediately following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

 (1) Premiums paid during the quarter;

 (2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

 (3) cash withdrawals from the separate account during the quarter; and

 (4) any transfers between the separate account and the fixed account during the quarter.


You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.


General Matters


Assignment of Contracts

You can assign the contract at any time.


Payment to an Estate, Guardian, Trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.


Benefits Based on Incorrect Information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.


Proof of Survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.


State Regulation

TIAA-CREF Life and the separate account are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the separate account must file with the Superintendent both periodic statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.


Legal Matters


All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life's right to issue the contracts, have been passed upon by Charles
H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan

LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.


Experts

The financial statements of TIAA-CREF Life Insurance Company and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 787 Seventh Avenue, New York, New York 10019.


Additional Considerations

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.

The TIAA-CREF Life Funds' Stock Index Fund offered by the separate account is suited for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long-term investments should therefore consider investing in stocks. The Stock Index Fund could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objective of that or any other fund will be met.

Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your 401(k) or 403(b) savings plans. Consult your tax advisor to learn more about these limits.

You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment of a variable annuity as compared with a standard mutual fund product. With annuities, earnings generally grow tax-deferred and investors are provided the option of lifetime income upon retirement. However, annuities may have restrictions on withdrawals before age 59 1/2, and thus may not be suitable for goals other than retirement. We may compare annuities to mutual funds in sales literature and advertisements.

You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.

The variety of issues to consider highlights the importance of the support and services that we provide. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, an Information Center, and 24-hour automated toll-free numbers for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract.


Additional Information

A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Informa-tion. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.


Financial Statements

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life's financial statements should be considered only as bearing upon TIAA-CREF Life's ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                          INDEX TO FINANCIAL STATEMENTS



                                                             Page
                                                             ----
TIAA-CREF Life Separate Account VA-1:
Audited Financial Statements
 December 31, 1998:
   Report of Management Responsibility ...................   B-7
   Report of Independent Auditors ........................   B-8
   Statement of Assets and Liabilities ...................   B-9
   Statement of Operations ...............................   B-10
   Statement of Changes in Net Assets ....................   B-11
   Notes to Financial Statements .........................   B-12

TIAA-CREF Life Insurance Company
 (formerly, TIAA Life Insurance Company):
Audited Statutory-Basis Financial Statements
 December 31, 1998, 1997 and 1996:
   Report of Management Responsibility ...................   B-14
   Report of Independent Auditors ........................   B-15
   Balance Sheets ........................................   B-16
   Statement of Operations ...............................   B-18
   Statement of Changes in Capital and Surplus ...........   B-18
   Statements of Cash Flows ..............................   B-19
   Notes to Statutory-Basis Financial Statements .........   B-20

[TIAA-CREF LOGO]


--------------------------------------------------------------------------------

                       REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowner of
 TIAA-CREF Life Separate Account VA-1:

The accompanying financial statements of the TIAA-CREF Life Separate Account VA-1 (the "Account") are the responsibility of management. They have been prepared in accordance with generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

TIAA-CREF Life Insurance Company ("TIAA-CREF Life") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, including its separate account operations.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on these financial statements.

                                          /s/ Thomas G. Walsh
                                          ---------------------------------
                                                      President
                                            and Chief Executive Officer



                                          /s/ Richard L. Gibbs
                                          ---------------------------------
                                                Chief Financial Officer
                                             and Executive Vice President

[ERNST & YOUNG LLP LOGO]       787 Seventh Avenue            Phone: 212 773 3000
                            New York, New York 10019


                         REPORT OF INDEPENDENT AUDITORS


To the Contractowner of
 TIAA-CREF Life Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities of TIAA-CREF Life Separate Account VA-1 (the "Account") as of December 31, 1998, and the related statements of operations and changes in net assets for the period December 1, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the TIAA-CREF Life Separate Account VA-1 at December 31, 1998, and the results of its operations and the changes in its net assets for the period December 1, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles.


                                             Ernst & Young LLP



February 5, 1999



       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


ASSETS
 Investment, at cost .............................................     $ 100,211
                                                                       ---------
 Shares held in Stock Index Fund of TIAA-CREF Life Funds .........         4,008
 Net asset value per share ("NAV") ...............................         26.05
                                                                       ---------
 Investment, at value (Shares x NAV) .............................       104,412
                                                                       ---------
                                                      TOTAL ASSETS       104,412
                                                                       ---------
LIABILITIES
 Amount due to TIAA-CREF LIFE ....................................            25
                                                                       ---------
                                                 TOTAL LIABILITIES            25
                                                                       ---------
NET ASSETS .......................................................     $ 104,387
                                                                       =========
NUMBER OF ACCUMULATION UNITS OUTSTANDING--Notes 5 and 6 ..........         4,000
                                                                       =========
NET ASSET VALUE, PER ACCUMULATION UNIT--Note 5 ...................     $   26.10
                                                                       =========

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                            STATEMENT OF OPERATIONS
          For the Period December 1, 1998 (commencement of operations)
                              to December 31, 1998


INVESTMENT INCOME
 Income:
  Reinvested dividends ........................................    $  211
                                                                   ------
                                                   TOTAL INCOME       211
                                                                   ------
 Expenses--Note 3:
  Administrative expenses .....................................        17
  Mortality and expense risk charges ..........................         8
                                                                   ------
                                                 TOTAL EXPENSES        25
                                                                   ------
                                         INVESTMENT INCOME--NET       186
                                                                   ------
UNREALIZED GAIN ON INVESTMENTS--Note 4
  Net change in unrealized appreciation on investment .........     4,201
                                                                   ------
                              NET UNREALIZED GAIN ON INVESTMENT     4,201
                                                                   ------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $4,387
                                                                   ======

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                       STATEMENT OF CHANGES IN NET ASSETS
          For the Period December 1, 1998 (commencement of operations)
                              to December 31, 1998


FROM OPERATIONS
 Investment income--net ......................................    $    186
 Net change in unrealized appreciation on investment .........       4,201
                                                                  --------
                                   NET INCREASE IN NET ASSETS
                                    RESULTING FROM OPERATIONS        4,387
                                                                  --------
FROM CONTRACTOWNER TRANSACTIONS
 Seed money from TIAA-CREF Life ..............................     100,000
                                                                  --------
                          NET INCREASE IN NET ASSETS RESULTING
                               FROM CONTRACTOWNER TRANSACTIONS     100,000
                                                                  --------
NET ASSETS, end of period ....................................    $104,387
                                                                  ========

                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

TIAA-CREF Life Separate Account VA-1 (the "Account") was established by TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as a separate investment account under New York law on July 27, 1998. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), also a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940. The Account invests in shares of the Stock Index Fund of TIAA-CREF Life Funds (the "Fund"), an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The investment objective of the Fund is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

The Account commenced operations on December 1, 1998 when TIAA-CREF Life purchased 4,000 Accumulation Units of the Account at $25 per Unit, for a total of $100,000. The Account then purchased 4,000 shares of the Fund. At December 31, 1998, the Account owned 4,008 shares in the Fund, with a total value of $104,412. The Account began offering Accumulation Units to contractowners other than TIAA-CREF Life on January 4, 1999.

TIAA-CREF Life provides all administrative services for the Account. Teachers Personal Investors Services, Inc. ("TPIS"), an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for contracts pursuant to a Principal Underwriting and Administrative Services Agreement.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with generally accepted accounting principles.

Valuation of Investment: The market value of the investment in the Fund is based on the net asset value of the Fund as of the close of business on the valuation date.

Accounting for Investment: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal income taxes are attributable to the net investment experience of the Account.


NOTE 3--EXPENSE CHARGES

Daily charges are deducted from the net assets of the Account for services required to administer the Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Account. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Account.


NOTE 4--INVESTMENTS

Purchases of Fund shares for the period December 1, 1998 (commencement of operations) to December 31, 1998, were $100,211. There were no sales of Fund shares during the period.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
                    NOTES TO FINANCIAL STATEMENTS (Concluded)

NOTE 5--CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Account for the period December 1, 1998 (commencement of operations) to December 31, 1998 is presented below.



Per Accumulation Unit Data:
 Investment income ...............................     $   .052
 Expenses ........................................         .006
                                                       --------
 Investment income--net ..........................         .046
 Net unrealized gain on investment ...............        1.050
                                                       --------
 Net increase in Accumulation Unit Value .........        1.096
  Beginning of period ............................       25.000
                                                       --------
  End of period ..................................     $ 26.096
                                                       ========
Total return .....................................         4.39%
Ratio to Average Net Assets:
 Expenses ........................................         0.02%
 Investment income--net ..........................         0.18%
Portfolio turnover rate ..........................         0.00%
Thousands of Accumulation Units
 outstanding at end of period ....................            4

The percentages shown above are not annualized.


NOTE 6--ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding for the period December 1, 1998 (commencement of operations) to December 31, 1998 is presented below.

Accumulation Units:
 Credited for premiums ........................................    4,000
 Credited (cancelled) for transfers and disbursements .........       --
                                                                   -----
 Outstanding, end of period ...................................    4,000
                                                                   =====

[TIAA-CREF LOGO]


--------------------------------------------------------------------------------

                       REPORT OF MANAGEMENT RESPONSIBILITY


To the Board of Directors of
 TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA-CREF Life has established and maintains a strong system of internal control designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements.

The accompanying statutory-basis financial statements of TIAA-CREF Life have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these statutory financial statements.

                                          /s/ Thomas G. Walsh
                                          ---------------------------------
                                                    President

[ERNST & YOUNG LLP             787 Seventh Avenue            Phone: 212 773 3000
LETTERHEAD]                 New York, New York 10019


                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors of
  TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of TIAA-CREF Life's management. Our responsibility is to express an opinion on these financial statements based on our audits. TIAA-CREF Life's financial statements for the period December 18, 1996 (commencement of operations) through December 31, 1996, were audited by other auditors whose report, dated March 11, 1997, expressed an adverse opinion as to their conformity with generally accepted accounting principles, because the financial statements were presented in accordance with statutory accounting practices prescribed or permitted by the New York State Insurance Department, and an unqualified opinion as to their conformity with such statutory accounting practices.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with statutory accounting practices, which practices differ from generally accepted accounting principles. The differences between such statutory accounting practices and generally accepted accounting principles and the effect on the accompanying financial statements are described in Note 2.

In our opinion, because of the effects of the matter described in the preceding paragraph, the 1998 and 1997 statutory-basis financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of TIAA-CREF Life at December 31, 1998 or 1997 or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the 1998 and 1997 statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with statutory accounting practices prescribed or permitted by the New York State Insurance Department.

                                       Ernst & Young LLP


March 18, 1999



       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                        TIAA-CREF LIFE INSURANCE COMPANY
                         STATUTORY-BASIS BALANCE SHEETS


                                                                              December 31,
                                                                    --------------------------------
                                                                          1998             1997
                                                                    ---------------   --------------
ASSETS
 Bonds ..........................................................    $219,903,588      $65,542,555
 Mortgages ......................................................      27,485,357        9,236,910
 Cash and short-term investments ................................       6,098,470        7,544,346
 Investment income due and accrued ..............................       2,785,756          854,894
 Separate account assets ........................................         104,388               --
 Other assets ...................................................          53,071          181,268
                                                                     ------------      -----------
                                                     TOTAL ASSETS    $256,430,630      $83,359,973
                                                                     ============      ===========
LIABILITIES, CAPITAL AND SURPLUS
 Policy reserves ................................................    $     37,735      $    36,768
 Federal income taxes payable ...................................         235,359          201,533
 Asset Valuation Reserve ........................................         635,512          187,864
 Other liabilities ..............................................         279,252           25,567
                                                                     ------------      -----------
                                                Total Liabilities       1,187,858          451,732
                                                                     ------------      -----------
Capital: 2,500 shares of $1,000 par value common stock issued and
 outstanding ....................................................       2,500,000        2,500,000
Additional paid-in capital ......................................     242,500,000       77,500,000
Surplus .........................................................      10,242,772        2,908,241
                                                                     ------------      -----------
                                        Total Capital and Surplus     255,242,772       82,908,241
                                                                     ------------      -----------
                           TOTAL LIABILITIES, CAPITAL AND SURPLUS    $256,430,630      $83,359,973
                                                                     ============      ===========

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY
                    STATUTORY-BASIS STATEMENTS OF OPERATIONS


                                                                                         December 18, 1996
                                                     For the Years Ended December 31,     (Commencement
                                                     --------------------------------      of Operations)
                                                           1998            1997         to December 31, 1996
                                                      -------------   --------------   ---------------------
INCOME
 Premiums .........................................    $    13,634      $    1,242            $43,888
 Net investment income ............................     13,295,128       4,981,871             32,958
                                                       -----------      ----------            -------
                                       TOTAL INCOME     13,308,762       4,983,113             76,846
                                                       -----------      ----------            -------
EXPENSES
 Policy benefits ..................................          7,986              73                430
 Increase (decrease) in policy reserves ...........            967          (7,469)            43,553
 Operating expenses ...............................      1,343,464         257,434              3,386
 Expense allowance on reinsurance assumed .........          2,100             232              5,000
                                                       -----------      ----------            -------
                                     TOTAL EXPENSES      1,354,517         250,270             52,369
                                                       -----------      ----------            -------
                 Income before federal income taxes     11,954,245       4,732,843             24,477
                               Federal income taxes      4,176,454       1,651,906              8,624
                                                       -----------      ----------            -------
                                         NET INCOME    $ 7,777,791      $3,080,937            $15,853
                                                       ===========      ==========            =======

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY
          STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS


                                          Capital          Additional
                                           Stock        Paid-in Capital        Surplus            Total
                                       -------------   -----------------   ---------------   ---------------
Capital contribution ...............    $2,500,000       $   7,500,000                        $  10,000,000
Net income .........................            --                  --       $    15,853             15,853
Transfers to the Asset Valuation
 Reserve ...........................            --                  --           (11,187)           (11,187)
                                        ----------       -------------       -----------      -------------
Balance, December 31, 1996 .........     2,500,000           7,500,000             4,666         10,004,666
Net income .........................            --                  --         3,080,937          3,080,937
Transfers to the Asset Valuation
 Reserve ...........................            --                  --          (176,677)          (176,677)
Change in valuation basis of policy
 reserves ..........................            --                  --              (685)              (685)
Capital contribution ...............            --          90,000,000                --         90,000,000
Dividend to stockholder ............            --         (20,000,000)               --        (20,000,000)
                                        ----------       -------------       -----------      -------------
Balance, December 31, 1997 .........     2,500,000          77,500,000         2,908,241         82,908,241
Net income .........................            --                  --         7,777,791          7,777,791
Transfers to the Asset Valuation
 Reserve ...........................            --                  --          (447,648)          (447,648)
Capital contribution ...............            --         165,000,000                --        165,000,000
Increase in value of seed money in
 separate account ..................            --                  --             4,388              4,388
                                        ----------       -------------       -----------      -------------
Balance, December 31, 1998 .........    $2,500,000       $ 242,500,000       $10,242,772      $ 255,242,772
                                        ==========       =============       ===========      =============

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY
                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                                             December 18, 1996
                                                       For the Years Ended December 31,        (Commencement
                                                      ----------------------------------       of Operations)
                                                            1998              1997          to December 31, 1996
                                                      ---------------   ----------------   ---------------------
CASH PROVIDED
By operating activities:
Premiums ..........................................    $     13,634      $       1,242          $    33,069
Net investment income .............................      11,386,874          4,220,032                   --
                                                       ------------      -------------          -----------
                                     Total Receipts      11,400,508          4,221,274               33,069
                                                       ------------      -------------          -----------
Policy benefits ...................................           7,961                 34                   --
Operating expenses ................................       1,346,288            253,632                2,153
Expense allowance on reinsurance assumed ..........           2,100                232                5,000
Federal income taxes ..............................       4,150,443          1,477,675                   --
Separate account seed money investment ............         100,000                 --                   --
Other, net ........................................        (334,678)              (179)              (1,025)
                                                       ------------      -------------          -----------
                                Total Disbursements       5,272,114          1,731,394                6,128
                                                       ------------      -------------          -----------
              Cash Provided by Operating Activities       6,128,394          2,489,880               26,941
                                                       ------------      -------------          -----------
By investing activities:
Sales and redemptions of bonds and stocks .........         602,103                 --                   --
Repayment of mortgage principal ...................         151,553             63,090                   --
Net gains on short-term investments ...............          22,328             53,365                   --
                                                       ------------      -------------          -----------
              Cash Provided by Investing Activities         775,984            116,455                   --
                                                       ------------      -------------          -----------
By financing activities:
Issuance of 2,500 shares of $1,000 par value common
 stock ............................................              --                 --            2,500,000
Additional paid-in capital ........................     165,000,000         90,000,000            7,500,000
Dividend to stockholder ...........................              --        (20,000,000)                  --
Other, net ........................................              --           (170,448)                  --
                                                       ------------      -------------          -----------
              Cash Provided by Financing Activities     165,000,000         69,829,552           10,000,000
                                                       ------------      -------------          -----------
                                TOTAL CASH PROVIDED     171,904,378         72,435,887           10,026,941
                                                       ------------      -------------          -----------
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
Bonds .............................................     154,950,254         61,289,936            4,328,546
Mortgages .........................................      18,400,000          9,300,000                   --
                                                       ------------      -------------          -----------
            TOTAL DISBURSEMENTS FOR NEW INVESTMENTS     173,350,254         70,589,936            4,328,546
                                                       ------------      -------------          -----------
         INCREASE (DECREASE) IN CASH AND SHORT-TERM
                                        INVESTMENTS      (1,445,876)         1,845,951            5,698,395
                                                       ------------      -------------          -----------
                    CASH AND SHORT-TERM INVESTMENTS
                             AT BEGINNING OF PERIOD       7,544,346          5,698,395                   --
                                                       ------------      -------------          -----------
                    CASH AND SHORT-TERM INVESTMENTS
                                   AT END OF PERIOD    $  6,098,470      $   7,544,346          $ 5,698,395
                                                       ============      =============          ===========

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY
                  NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
                                December 31, 1998

NOTE 1--ORGANIZATION AND OPERATIONS

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company ("TIAA Life"). TIAA Life changed its name to TIAA-CREF Life Insurance Company ("TIAA-CREF Life") on May 1, 1998. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. ("Enterprises"), formerly TIAA Holdings, Inc., which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

Effective December 18, 1996, TIAA-CREF Life entered into an indemnity reinsurance agreement with TIAA to reinsure a limited number of individual life insurance policies on a 50% coinsurance basis. As of December 31, 1998, all of TIAA-CREF Life's policy reserves are associated with these reinsured policies. Beginning in January 1999, TIAA-CREF Life began issuing personal annuity contracts with fixed and variable components.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

TIAA-CREF Life's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from generally accepted accounting principles ("GAAP"). The preparation of TIAA-CREF Life's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by TIAA-CREF Life.

Valuation of Investments: Bonds, mortgage loans and short-term investments (debt securities with maturities of one year or less at the time of acquisition) are generally stated at amortized cost. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the retrospective method. Anticipated prepayments are based on life-to-date payment speeds, using historical cash flows and internal estimates. Separate account assets are stated at market value.

Accounting for Investments: Investment transactions are accounted for as of the date the investments are settled (settlement date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

Policy Reserves: Policy reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulas. The reserves established utilize assumptions for interest (at an average rate of approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy provisions.

Asset Valuation Reserve: The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the National Association of Insurance Commissioners ("NAIC") and is intended to provide for potential future credit and equity losses. Formula calculations determine the required contribution amounts, and contributions to the AVR are reported as transfers from surplus.

Interest Maintenance Reserve: The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold. All net capital gains on short-term investments were fully amortized out of the IMR by the end of each period presented.

Income and Expenses: Premiums, investment income and expenses are reported as earned/incurred.

Federal Income Taxes: Effective for 1998 TIAA-CREF Life will file a consolidated federal income tax return with its qualifying affiliates. The tax sharing agreement will follow the current reimbursement method, whereby members of the consolidated group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Internal Revenue Code. The federal income tax pro-

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (Concluded)

visions in the accompanying statements of operations are based on taxes actually paid or anticipated to be paid under the tax sharing agreement.

Generally Accepted Accounting Principles: GAAP is a comprehensive basis of accounting that is comprised of the authoritative accounting pronouncements issued by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and other standard setting bodies. The differences between GAAP and statutory accounting practices could have a material effect on TIAA-CREF Life's financial statements, and the primary differences can be summarized as follows. Under GAAP:

o The AVR is eliminated and, if necessary, valuation allowances are established as contra assets based on asset-specific analyses rather than the formula-based AVR being reflected as a liability reserve;

o The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

o Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

o Policy reserves are based on estimates of expected mortality and interest rather than being based on statutory mortality and interest requirements;

o Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

o Deferred tax assets and liabilities are determined based on the differences between the financial statement amounts and the tax bases of assets and liabilities rather than not being recognized.

Management believes that the effects of these differences would increase TIAA-CREF Life's total capital if GAAP were implemented.

Reclassification: Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation.


NOTE 3--INVESTMENTS

Securities Investments: At December 31, 1998 and 1997, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and gross unrealized gains and losses with respect to such market values, are shown below:


                                                            Gross           Gross
                                          Carrying       Unrealized      Unrealized        Estimated
                                            Value           Gains          Losses         Market Value
                                       --------------   ------------   --------------   ---------------
December 31, 1998
-----------------
U.S. Treasury securities and
 obligations of U.S. government
 agencies and corporations .........   $ 10,379,302      $  945,856      $   (4,878)     $ 11,320,280
Corporate securities ...............    111,344,796       4,772,681        (225,445)      115,892,032
Mortgage-backed securities .........     25,880,780       1,275,421              --        27,156,201
Asset-backed securities ............     72,298,710       2,706,809        (100,600)       74,904,919
                                       ------------      ----------      ----------      ------------
  Total ............................   $219,903,588      $9,700,767      $ (330,923)     $229,273,432
                                       ============      ==========      ==========      ============

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 3--INVESTMENTS (Continued)


                                                           Gross          Gross
                                          Carrying      Unrealized     Unrealized      Estimated
                                           Value           Gains         Losses       Market Value
                                       -------------   ------------   ------------   -------------
December 31, 1997
-----------------
U.S. Treasury securities and
 obligations of U.S. government
 agencies and corporations .........    $ 5,579,661     $  394,125        --          $ 5,973,786
Corporate securities ...............     34,478,338      3,809,662        --           38,288,000
Mortgage-backed securities .........             --             --        --                   --
Asset-backed securities ............     25,484,556      1,116,194        --           26,600,750
                                        -----------     ----------        --          -----------
  Total ............................    $65,542,555     $5,319,981        --          $70,862,536
                                        ===========     ==========        ==          ===========

Debt securities amounting to approximately $6,557,000 and $426,000 at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 1998, by contractual maturity, are shown below:

                                                      Carrying         Estimated
                                                        Value         Market Value
                                                   --------------   ---------------
December 31, 1998
------------------
Due after five years through ten years .........   $ 47,895,235      $ 48,944,055
Due after ten years ............................     73,828,863        78,268,257
                                                   ------------      ------------
  Subtotal .....................................    121,724,098       127,212,312
                                                   ------------      ------------
Mortgage-backed securities .....................     25,880,780        27,156,201
Asset-backed securities ........................     72,298,710        74,904,919
                                                   ------------      ------------
  Total ........................................   $219,903,588      $229,273,432
                                                   ============      ============

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations, although prepayment premiums may be applicable.

At December 31, 1998 and 1997, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                               1998         1997
                                            ----------   ----------
Asset-backed securities .................       32.9%        38.9%
Manufacturing ...........................       28.1         14.9
Finance and financial services ..........       12.7         15.2
Mortgage-backed securities ..............       11.8           --
Government ..............................        4.7          8.5
Retail and wholesale trade ..............        4.4         14.9
Oil and gas .............................        3.2           --
Other ...................................        2.2          7.6
                                               -----        -----
  Total .................................      100.0%       100.0%
                                               =====        =====

Mortgage Loan Investments: TIAA-CREF Life makes mortgage loans, principally collateralized by commercial real estate. TIAA-CREF Life's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%.

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 3--INVESTMENTS (Concluded)

TIAA-CREF Life employs a system to monitor the effects of current and expected market conditions and other factors on the collectability of mortgage loans and the realizability of real estate investments. This system is utilized to identify and quantify any permanent impairments in value (none identified at December 31, 1998 and 1997). The range of coupon rates for mortgage loans issued during 1998 was from 6.83% to 6.95%.

The mortgage loan investments outstanding at December 31, 1998 are collateralized by shopping centers 65.8%, and apartments 34.2% located in the South Atlantic 65.8% and East North Central 34.2% regions.

At December 31, 1998, the contractual maturity schedule of mortgage loans is shown below:


                                                      Carrying
                                                       Value
                                                   -------------
Due in one year or less ........................    $   344,249
Due after one year through five years ..........      1,690,171
Due after five years through ten years .........     10,357,060
Due after ten years ............................     15,093,877
                                                    -----------
  Total ........................................    $27,485,357
                                                    ===========

Asset Valuation Reserves: The AVR balances at December 31, 1998 and 1997 were comprised of the following asset-specific reserves:


                          1998          1997
                        --------      --------
Bonds ..............    $362,093      $115,447
Mortgages ..........     273,419        72,417
                        --------      --------
  Total ............    $635,512      $187,864
                        ========      ========

NOTE 4--INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

Net Investment Income: For the years ended December 31, 1998 and 1997 and for the period ended December 31, 1996 the components of net investment income were as follows:


                                                               1998             1997          1996
                                                           -----------      ----------      -------
Gross investment income:
 Bonds ...............................................     $ 8,564,192      $2,957,262      $16,073
 Mortgages ...........................................         881,292         411,140           --
 Cash and short-term investments .....................       3,963,348       1,623,677       17,215
                                                           -----------      ----------      -------
  Total ..............................................      13,408,832       4,992,079       33,288
Less investment expenses .............................        (128,217)        (44,895)        (330)
                                                           -----------      ----------      -------
Net investment income before amortization of IMR gains      13,280,615       4,947,184       32,958
Plus amortization of IMR gains .......................          14,513          34,687           --
                                                           -----------      ----------      -------
Net investment income ................................     $13,295,128      $4,981,871      $32,958
                                                           ===========      ==========      =======

NOTE 5--DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA-CREF Life using market information available as of December 31, 1998 and 1997 and appropriate valuation methodologies. However, considerable judgement is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

NOTE 5--DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (Concluded)

                                                       Carrying         Estimated
                                                        Value          Market Value
                                                   ---------------   ---------------
December 31, 1998
-----------------
Bonds ..........................................    $219,903,588      $229,273,432
Mortgages ......................................      27,485,357        28,264,034
Cash and short-term investments ................       6,098,470         6,098,470
Separate account seed money investment .........         104,388           104,388

December 31, 1997
-----------------
Bonds ..........................................    $ 65,542,555      $ 70,862,536
Mortgages ......................................       9,236,910         9,637,792
Cash and short-term investments ................       7,544,346         7,544,346

Bonds: The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Mortgages: The fair value of mortgages are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Cash and short-term investments: The carrying values are reasonable estimates of their fair values.

Separate account seed money investment: The carrying value is a reasonable estimate of its fair value.

Insurance contracts: TIAA-CREF Life's reinsurance agreement entails mortality risks and is, therefore, exempt from the fair value disclosure requirements related to financial instruments.


NOTE 6--MANAGEMENT AGREEMENTS

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on estimated expenses. Payments are adjusted quarterly to reflect the actual expenses incurred.


NOTE 7--SEPARATE ACCOUNT

TIAA-CREF Life Separate Account VA-1 ("VA-1") is a unit investment trust with all of its assets invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently, TIAA-CREF Life Funds has one investment portfolio, the Stock Index Fund, which invests in a diversified portfolio of equity securities selected to track the overall United States stock market. VA-1 was established on July 22, 1998 and received a $100,000 seed money investment from TIAA-CREF Life on December 1, 1998.


NOTE 8--CONTINGENCIES

It is the opinion of management that any liabilities which might arise, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life's financial position or the results of its operations.

                        TIAA-CREF LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Concluded)

NOTE 9--YEAR 2000 (Unaudited)

Because TIAA provides all administrative support for TIAA-CREF Life, TIAA is the owner and operator of all computer systems and software used by TIAA-CREF Life. Like all other financial service organizations, TIAA could be adversely affected if the computer systems that it uses and those used by its major service providers do not properly process and calculate date-related information on or after January 1, 2000. TIAA has taken steps that management believes are prudent and reasonably designed to address the Year 2000 issue. TIAA has developed, and is executing, an extensive Year 2000 remediation and certification plan that addresses its critical computer systems, as well as the interfaces with its important external vendors and service providers. TIAA has also developed contingency plans intended to minimize the impact that unexpected systems failures (internal and external) may have on its operations. Management has periodically apprised the TIAA Board of Trustees regarding these plans and the progress of efforts to deal with the Year 2000 issue. Although there can be no absolute assurance that these steps will be sufficient to address all aspects of the Year 2000 issue, management does not anticipate that the Year 2000 issue will have a significant adverse impact on TIAA's business operations.

                           Part C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits


        Part A: None

        Part B: Includes the following financial statements of the Separate Account and TIAA-CREF Life Insurance Company:

        TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
        Audited Financial Statements
          December 31, 1998:
               Report of Management Responsibility...........................B-8
               Report of Independent Auditors................................B-9
               Statement of Assets and Liabilities..........................B-10
               Statement of Operations......................................B-11
               Statement of Changes in Net Assets...........................B-12
               Notes to Financial Statements................................B-13


        TIAA-CREF LIFE INSURANCE COMPANY
          (formerly, TIAA Life Insurance Company)
        Audited Statutory-Basis Financial Statements
          December 31, 1998, 1997 and 1996:
               Report of Management Responsibility..........................B-15
               Report of Independent Auditors...............................B-16
               Balance Sheets...............................................B-17
               Statements of Operations.....................................B-18
               Statement of Changes in Capital and Surplus..................B-19
               Statements of Cash Flows.....................................B-20
               Notes to Statutory-Basis Financial Statements................B-21


        (b)    Exhibits
               (1) Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant(1)
               (2)   None
               (3)   (A)    Distribution Agreement by and among TIAA-CREF
                            Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc.
                            (TPIS)(2)

                     (B) Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto(1)

               (4)   Form of Personal Annuity Select Contract(2)
               (5)   Form of Application for Personal Annuity Select Contract(1)
               (6)   (A)    Charter of TIAA-CREF Life(2)
                     (B)    Bylaws of TIAA-CREF Life(2)
               (7)   None
               (8) Participation/Distribution Agreement with TIAA-CREF Life Funds(1)

               (9)   Consent of Charles H. Stamm, Esquire
               (10)  (A)    Consent of Sutherland Asbill & Brennan LLP
                     (B)    Consent of Ernst & Young LLP
               (11)  None
               (12)  Seed money memorandum(2)
               (13)  Schedule of Computation of Performance Information(2)
               (14)  Financial Data Schedule - not required


____________

(1) Previously filed as part of the initial filing of this Registration Statement on August 18, 1998.
(2) Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to this Registration Statement, on December 7, 1998 and December 22, 1998, respectively.


Item 25.       Directors and Officers of the Depositor.

                                                        Positions and Offices
Name and Principal Business Address                     with the Depositor
-----------------------------------                     ---------------------
Scott C. Evans                                          Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Richard L. Gibbs                                        Director, Executive Vice
TIAA-CREF Life Insurance Company                        President and Chief
730 Third Avenue                                        Financial Officer
New York, New York  10017-3206

Don W. Harrell                                          Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Larry D. Hershberger                                    Director, Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Matina S. Horner                                        Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Martin L. Leibowitz                                     Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206


                                                        Positions and Offices
Name and Principal Business Address                     with the Depositor
-----------------------------------                     ---------------------
John J. McCormack                                       Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

John A. Putney, Jr.                                     Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

John A. Somers                                          Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Charles H. Stamm                                        Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Thomas G. Walsh                                         Director, President
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Leonard B. Zimmerman                                    Director, Chief Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Richard J. Adamski                                      Vice President
TIAA-CREF Life Insurance Company                        and Treasurer
730 Third Avenue
New York, New York  10017-3206

Michael T. O'Kane                                       Chief Investment
TIAA-CREF Life Insurance Company                        Officer
730 Third Avenue
New York, New York  10017-3206

Gary Chinery                                            Assistant Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Edward J. Leahy                                         Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206


                                                        Positions and Offices
Name and Principal Business Address                     with the Depositor
-----------------------------------                     ---------------------

Benjamin Leiser                                         Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Mark L. Serlen                                          Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206


Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

               TIAA-CREF Life Insurance Company, the depositor, is a direct wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA. All TIAA subsidiary companies are Delaware corporations, except as indicated. All trusts are Pennsylvania business trusts.

AIC Properties, Inc.
BT Properties, Inc.
College Credit Trust
DAN Properties, Inc.
ETC Repackaging, Inc.
Illinois Teachers Properties, LLC
JV California Two, Inc.
JV California Three, Inc.
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Maryland One, Inc.
JV Michigan One, Inc.
JV Michigan Two, Inc.
JV Michigan Three, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.

Light St. Partners LLP - Maryland

Macallister Holdings, Inc.
Minnesota Teachers Realty Corp. - Minnesota
MN Properties, Inc.
M.O.A. Enterprises, Inc.

ND Properties, Inc.
OWP Hawaii, LLC


Rouse-Teachers Holding Company - Nevada
Rouse-Teachers Land Holdings, Inc. - Maryland
Savannah Teachers Properties, Inc.

T114 Properties, Inc.

T-Investment Properties Corp.
T-Land Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Pennsylvania Realty, Inc. - Pennsylvania
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.

Teachers REA, LLC

Teachers REA II, LLC - Pennsylvania
Teachers REA III, LLC
Teachers Realty Corporation - Pennsylvania
TEO-NP, LLC - Pennsylvania

TIAA Realty, Inc.
TIAA Timberlands I, LLC
TIAA-CREF Enterprises, Inc.

TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company

TIAA-CREF Trust Company, FSB

TIAA-CREF Tuition Financing, Inc.
TIAA-Fund Equities, Inc.

TPI Housing, Inc.

Washington Teachers Properties II, Inc.
WRC Properties, Inc.
730 Properties, Inc.
730 Cal Hotel Properties I, Inc.
730 Cal Hotel Properties II, Inc.
730 Penn. Hotel Properties I, Inc.
485 Properties, LLC



        (1)    All subsidiaries are Delaware corporations except as follows:

               A)    Pennsylvania non-stock, non-profit corporations:
                     Liberty Place Retail, Inc.
                     Teachers Pennsylvania Realty, Inc.
                     Teachers Realty Corporation
               B) Minnesota Teachers Realty Corporation is a Minnesota corporation.
               C)    College Credit Trust, a New York Trust.
               D)    TIAA-CREF Life Insurance Company is a New York corporation.
               E)    TIAA-CREF Trust Company, FSB is a Federal Savings Bank.

        (2) All subsidiaries are 100% owned directly by TIAA, except as follows:

               A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.


               B)    TIAA-CREF Trust Company, FSB is 100% owned by TCT
                     Holdings, Inc.

               C) T-Investment Properties Corp. and T-Land Corp. are 100% owned by Macallister Holdings, Inc.

               D)    TPI Housing, Inc. is 100% owned by Teachers Properties,
                     Inc.


               E) 730 Properties, Inc. owns 100% of the stock of 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc. and 730 Penn. Hotel Properties I, Inc.

        (3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

        a) Teachers Advisors, Inc. which provides investment advice for the Registrant.

        b) Teachers Personal Investors Services, Inc. which provides broker-dealer services for the Registrant.
        c) TIAA-CREF Investment Management, LLC which provides investment advice for College Retirement Equities Fund.
        d) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.
        e) TCT Holdings, Inc. which is a unitary thrift holding company was formed for the sole purpose of holding stock of a federal chartered savings bank.
        f) TIAA-CREF Life Insurance Company is a subsidiary life insurance company of TIAA, and is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.
        g) TIAA-CREF Trust Company, FSB which is a federal chartered savings bank.
        h) ETC Repackaging, Inc. which was formed to hold securities investments.
        i) TIAA-CREF Tuition Financing, Inc. which was formed to administer tuition assistance plans.



Item 27.       Number of Contractowners

        As of December 31, 1998, there were no owners of contracts of the class presently offered by this Registration Statement.


Item 28.       Indemnification

        The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys' fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.


Item 29.       Principal Underwriters

        (a) Teachers Personal Investors Service, Inc. ("TPIS"), acts as principal underwriter for Registrant, TIAA Separate Account VA-1, TIAA-CREF Life Funds and TIAA-CREF Mutual Funds.

        (b) The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

        (c)    Not Applicable.

Item 30.       Location of Accounts and Records

        All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.


Item 31.       Management Services

        Not Applicable.

Item 32.       Undertakings and Representations

        (a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

        (b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

        (c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

        (d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life. TIAA-CREF Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors, as: the nature and extent of such services, expenses and risks; the need for TIAA-CREF Life to earn a profit; and the degree to which the contracts include innovative features. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

                                   SIGNATURES



               As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 26th day of March, 1999.



                             TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                             By:    TIAA-CREF Life Insurance Company
                                    (On behalf of the Registrant and itself)


                                    By:     /s/ Thomas G. Walsh
                                            -------------------------------
                                            Thomas G. Walsh
                                            President



               As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                        Title                           Date
---------                        -----                           ----
/s/Thomas G. Walsh               President (Principal            3/26/99
------------------               Executive Officer) and
Thomas G. Walsh                  Director


/s/Richard L. Gibbs              Executive Vice President        3/26/99
------------------               and Chief Financial Officer
Richard L. Gibbs                 (Principal Financial and
                                 Accounting Officer) and
                                 Director


Signature of Director                         Date           Signature of Director                      Date
---------------------                         ----           ---------------------                      ----
/s/ Scott C. Evans                            3/26/99        /s/ John J. McCormack                      3/26/99
-------------------------                                    ---------------------------
Scott C. Evans                                               John J. McCormack

/s/ Dennis D. Foley                           3/26/99        /s/ John A. Putney, Jr.                   3/26/99
-------------------------                                    ---------------------------
Dennis D. Foley                                              John A. Putney, Jr.

/s/ Don W. Harrell                            3/26/99        /s/ John A. Somers                         3/26/99
-------------------------                                    ---------------------------
Don W. Harrell                                               John A. Somers

/s/ Larry D. Hershberger                      3/26/99        /s/ Charles H. Stamm                       3/26/99
-------------------------                                    ---------------------------
Larry D. Hershberger                                         Charles H. Stamm

/s/ Matina S. Horner                          3/26/99        /s/ Leonard B. Zimmerman                   3/26/99
-------------------------                                    ---------------------------
Matina S. Horner                                             Leonard B. Zimmerman

/s/ Martin L. Leibowitz                       3/26/99
-------------------------
Martin L. Leibowitz

                                  Exhibit Index



(9)     Consent of Charles H. Stamm, Esquire
(10)    (A) Consent of Sutherland Asbill & Brennan LLP
        (B) Consent of Ernst & Young LLP